[CONFORMED COPY]
                                                                 EXHIBIT 10.01

                                       January 7, 1994



Adelphia Communications Corporation
5 West Third Street
Coudersport, PA  16915

Re: PURCHASE OF CLASS A COMMON STOCK

Gentlemen:

     The undersigned, for each of themselves (collectively, the "Rigas Purchasers"), hereby severally agree to purchase directly from you, and you agree to sell to the Rigas Purchasers, upon the terms and subject to the conditions set forth herein, a total of 5,832,604 shares (the "Shares") of the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of Adelphia Communications Corporation, a Delaware corporation (the "Company"), at $17.145 per share as disclosed on the cover page of the Prospectus. Schedule 1 hereto sets forth the amount of Shares to be purchased by each of the under-signed. Each capitalized term used herein without being defined herein shall have the meaning ascribed to it in that certain underwriting agreement, of even date herewith, between the Company and Salomon Brothers, Inc. (the "Underwriter"), with respect to the offering and sale of 3,000,000 shares of Class A Common Stock (the "Underwriting Agreement").

     The parties hereto agree that the Rigas Purchasers are entitled to reply on the representations and warranties made by the Company in the Underwriting Agreement; provided, however, that the Rigas Purchasers each represent and warrant that such representations and warranties are true and correct to the best of their respective knowledge.

     The purchase and sale of the Shares as contemplated hereby shall take place on the Closing Date concurrently with the closing on the Underwritten Securities. No underwriting commissions or discounts shall be paid to any underwriter for such purchase or sale of the Shares. The Shares shall be purchased and shall be held for investment.

     The obligations of the parties hereto are conditioned upon (i) the concurrent closing on the purchase and sale of the Underwritten Securities as contemplated by the Underwriting Agreement, and (ii) the concurrent extension of margin loans by the Underwriter to the Rigas Purchasers for the purposes of making the purchase of the Shares as contemplated by the Underwriting Agreement, the Registration Agreement and the oral agreements so even date herewith between the Rigas Purchasers and the Underwriter. This agreement shall be terminated without liability on the part of any party hereto in the event that the Underwriting Agreement, the Registration Agreement or such oral agreements are terminated prior to the consummation of the purchase and sale of the Underwritten Securities.
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     This Agreement shall be effective upon execution and delivery, by the parties thereto, of the Underwriting Agreement.

     This Agreement may be executed in one or more counterparts each of which, taken together, shall constitute one and the same agreement.







Adelphia Communications Corporation
January 7, 1994
Page 2

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

                                       Very truly yours,

                                       HIGHLAND HOLDINGS



                                       /s/ Michael J. Rigas
                                       General Partner



                                       SYRACUSE HILTON HEAD HOLDINGS, L.P.

                                       By: Doris Holdings L.P., General Partner



                                       By: /s/ Michael J. Rigas
                                           General Partner


Agreed to and accepted by

ADELPHIA COMMUNICATIONS CORPORATION



By:   /s/ Jim Boso
Name:
Title:Vice President
























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                                    Schedule I


Highland Holdings                                    4,374,453 shares

Syracuse Hilton Head Holdings, L.P.                  1,458,151 shares

                                      Total          5,832,604 shares